UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2011
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana St., 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 381-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1
EX-10.1
EX-10.2
EX-10.3
EX-99.1
EX-99.2

Item 1.01	Entry into a Material Definitive Agreement.
Revolving Credit Agreement
     In connection with the closing of the Merger described in Item 2.01 below, Enterprise Products Operating LLC, a Texas limited liability company (“EPO”) (as the Borrower party), and the operating subsidiary of Enterprise Products Partners L.P. (the “Partnership”), entered into a Revolving Credit Agreement, dated as of September 7, 2011, among EPO, Canadian Enterprise Gas Products, Ltd. (“CEGP”), the Lenders party thereto, Wells Fargo Bank National Association, as Administrative Agent, The Royal Bank of Scotland PLC, Mizuho Corporate Bank, Ltd. and The Bank of Nova Scotia, as Co-syndication Agents and JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as Co-Documentation Agents (the “Credit Agreement”). Under the terms of the Credit Agreement, EPO may borrow up to $3.5 billion at a variable interest rate for a term of five years, subject to the terms and conditions set forth therein.
     The Credit Agreement refinances the existing Amended and Restated Revolving Credit Agreement dated as of November 19, 2007, among EPO, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, as amended (the “Existing Credit Facility”). EPO used a portion of the proceeds from loans under the Credit Agreement to refinance indebtedness under EPO’s Existing Credit Facility and under existing credit facilities of Duncan Energy Partners L.P., and may use future borrowings for working capital, acquisitions and other company purposes.
     The Borrower’s and CEGP’s obligations under the Credit Agreement are not secured by any collateral; however, they are guaranteed by the Partnership pursuant to a Guaranty Agreement (the “Guaranty Agreement”). Amounts borrowed under the Credit Agreement mature on September 7, 2016, although the maturity date may be extended at the request of the Borrower (up to two requests) for a one-year extension of the maturity date by delivering a request prior to the maturity date and with the consent of required lenders as set forth under the Credit Agreement.
     On a quarterly basis, the Borrower is required to pay a facility fee on each lender’s commitment irrespective of commitment usage.
     The Credit Agreement provides that the applicable rate spread for Eurodollar loans and alternate base rate loans that the Borrower will pay with respect to borrowings and the facility fee the Borrower will pay on the total commitment will vary based on the Borrower’s senior debt credit rating.
     The Credit Agreement contains customary representation, warranties, covenants (affirmative and negative) and events of default, the occurrence of which would permit the lenders to accelerate the maturity date of amounts borrowed under the Credit Agreement. The Credit Agreement also restricts EPO’s ability to pay cash distributions to the Partnership if a default or an event of default (as defined in the Credit Agreement) has occurred and is continuing at the time such distribution is scheduled to be paid.
     The descriptions of the Credit Agreement and the Guaranty Agreement in this Item 1.01 are qualified in their entirety by reference to the full text of the Credit Agreement and the Guaranty Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.
Amended and Restated Administrative Services Agreement
     Following the closing of the Merger described in Item 2.01 below, the Partnership entered into a Sixth Amended and Restated Administrative Services Agreement (the “Sixth ASA”), dated as of September 7, 2011, by and among Enterprise Products Company (“EPCO”), EPCO Holdings, Inc., Enterprise Products Holdings LLC (“Enterprise GP”), the Partnership, Enterprise Products OLPGP, Inc., EPO, the TEPPCO Parties named therein, Enterprise ETE LLC and the DEP Parties named therein, which amends and restates the Fifth Amended and Restated Administrative Services Agreement (the “Fifth ASA”). The Sixth ASA governs administrative, management and operating services provided by EPCO to the partnership entities, and provides for reimbursement to EPCO from the MLP Group (as defined therein) of all of EPCO’s costs and expenses that are directly or indirectly related to the business or activities of the MLP Group.
     The description of the Sixth ASA in this Item 1.01 is qualified in its entirety by reference to the full text of the Sixth ASA, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
     In connection with the entry by EPO into the Credit Agreement and the closing of the Merger described in Item 2.01 below, EPO terminated its Existing Credit Facility. EPO used available cash as well as a portion of the proceeds from new loans under the Credit Agreement to refinance indebtedness and letters of credit under the Existing Credit Facility. EPO did not incur any material early termination penalties in connection with the termination of the Existing Credit Facility.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     The Partnership announced on September 7, 2011 the completion of its acquisition of Duncan Energy Partners L.P., a Delaware limited partnership (“Duncan”). Pursuant to an Agreement and Plan of Merger, dated as of April 28, 2011 (the “Merger Agreement”), by and among the Partnership, Enterprise GP, EPD MergerCo LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“MergerCo”), Duncan and DEP Holdings, LLC, a Delaware limited liability company (“DEP Holdings”), Duncan merged with MergerCo with Duncan surviving the merger (the “Merger”). The Partnership completed the Merger following (a) approval of the Merger by a majority of the Duncan unitholders entitled to vote on September 7, 2011 and (b) the affirmative vote of a majority of the outstanding Duncan common units held by Duncan Unaffiliated Unitholders (as defined in the Merger Agreement) that actually voted for or against the proposal to approve the Merger.
     At the effective time of the Merger, Duncan merged with and into MergerCo with Duncan surviving the merger as a wholly owned subsidiary of the Partnership. As a result of the Merger and pursuant to the Merger Agreement, all outstanding units representing limited partner interests in Duncan were cancelled and converted into the right to receive units representing limited partnership interests in the Partnership (“Common Units”) based on an exchange rate of 1.01 Common Units per Duncan common unit. No fractional Common Units were issued in the Merger, and Duncan unitholders will, instead, receive cash in lieu of fractional Common Units, if any.
     The foregoing descriptions of the Merger Agreement are qualified in their entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 hereto, and incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
     On September 7, 2011, EPO entered into the Credit Agreement. The information relating to the Credit Agreement and related Guaranty Agreement set forth under Item 1.01 is incorporated by reference into this Item 2.03. The Credit Agreement is also filed as Exhibit 10.1 hereto, and the related Guaranty Agreement is filed as Exhibit 10.2, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Fifth Amended and Restated Limited Liability Company Agreement of Enterprise Products Holdings LLC
     Following the Merger, on September 7, 2011, Dan Duncan LLC, the sole member of Enterprise GP executed the Fifth Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) dated effective as of September 7, 2011. The LLC Agreement increases the maximum number of directors on the Board of Directors of Enterprise GP from twelve to fifteen.
     The description of the LLC Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     On September 7, 2011, the Partnership issued a joint press release with Duncan announcing the approval by the Duncan unitholders of the Merger. Approximately 99.9% of the Duncan common units that voted were cast in favor of the merger and represented approximately 77.3% of Duncan’s total outstanding common units.

     A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
     On September 7, 2011, the Partnership issued an additional joint press release with Duncan announcing the completion of the Merger.
     A copy of the joint press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
     The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPD MergerCo LLC, Duncan Energy Partners L.P. and DEP Holdings, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed April 29, 2011).

3.1#	Fifth Amended and Restated Limited Liability Company Agreement of Enterprise Products Holdings LLC, dated effective as of September 7, 2011.

10.1#	Revolving Credit Agreement, dated as of September 7, 2011, among Enterprise Products Operating LLC, Canadian Enterprise Gas Products, Ltd, the Lenders party thereto, Wells Fargo Bank National Association, as Administrative Agent, The Royal Bank of Scotland PLC, Mizuho Corporate Bank, Ltd. and The Bank of Nova Scotia, as Co-syndication Agents and JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as Co-Documentation Agents.

10.2#	Guaranty Agreement, dated as of September 7, 2011, by and among Enterprise Products Partners L.P. and Enterprise Products Operating LLC in favor of Wells Fargo Bank, National Association, as administrative agent.

10.3#	Sixth Amended and Restated Administrative Services Agreement, dated as of September 7, 2011, by and among Enterprise Products Company, EPCO Holdings, Inc., Enterprise Products Holdings LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, the TEPPCO Parties named therein, Enterprise ETE LLC and the DEP Parties named therein.

99.1#	Joint Press Release dated September 7, 2011.

99.2#	Joint Press Release dated September 7, 2011.

#	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	ENTERPRISE PRODUCTS HOLDINGS LLC, its General Partner
Date: September 8, 2011	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of the General Partner

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPD MergerCo LLC, Duncan Energy Partners L.P. and DEP Holdings, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed April 29, 2011).

3.1#	Fifth Amended and Restated Limited Liability Company Agreement of Enterprise Products Holdings LLC, dated effective as of September 7, 2011.

10.1#	Revolving Credit Agreement, dated as of September 7, 2011, among Enterprise Products Operating LLC, Canadian Enterprise Gas Products, Ltd, the Lenders party thereto, Wells Fargo Bank National Association, as Administrative Agent, The Royal Bank of Scotland PLC, Mizuho Corporate Bank, Ltd. and The Bank of Nova Scotia, as Co-syndication Agents and JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as Co-Documentation Agents.

10.2#	Guaranty Agreement, dated as of September 7, 2011, by and among Enterprise Products Partners L.P. and Enterprise Products Operating LLC in favor of Wells Fargo Bank, National Association, as administrative agent.

10.3#	Sixth Amended and Restated Administrative Services Agreement, dated as of September 7, 2011, by and among Enterprise Products Company, EPCO Holdings, Inc., Enterprise Products Holdings LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, the TEPPCO Parties named therein, Enterprise ETE LLC and the DEP Parties named therein.

99.1#	Joint Press Release dated September 7, 2011.

99.2#	Joint Press Release dated September 7, 2011.

#	Filed herewith